UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

SPRING BANK PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37718	52-2386345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 Parkwood Drive, Suite 210 Hopkinton, MA 01748
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (508) 473-5993

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.0001 par value	SBPH	The Nasdaq Stock Market (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Events.

On July 30, 2020, Spring Bank Pharmaceuticals, Inc. (“Spring Bank”) and F-star Therapeutics Limited, a private company registered in England and Wales (“F-star”) held a joint conference call to discuss the business combination pursuant to that certain share exchange agreement (the “Exchange Agreement”), dated July 29, 2020, by and among Spring Bank, F -star and the holders of issued shares in the capital of F-star and the holders of convertible notes of F-star each as set forth in the Exchange Agreement pursuant to which, subject to the satisfaction or waiver of the conditions set forth in the Exchange Agreement, Spring Bank will acquire the entire issued share capital of F-star with F-star Therapeutics, Inc. to continue as the combined organization (the “Exchange”).

Forward-Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning Spring Bank, F-star, the proposed Exchange, the proposed Contingent Value Rights Agreements (the “CVR Agreements”) to be entered into by and among Spring Bank, F -star and representatives of the Spring Bank stockholders pursuant to the Exchange Agreement, and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the management of Spring Bank or F-star as well as assumptions made by, and information currently available to, management of Spring Bank and F-star. Statements that are not historical facts are forward-looking statements. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the risk that the conditions to the closing of the proposed Exchange are not satisfied, including the failure to obtain stockholder approval for the proposed Exchange Issuance in a timely manner or at all; uncertainties as to the timing of the completion of the proposed Exchange; the ability of each of Spring Bank and F-star to complete the Exchange and other transactions contemplated by the Exchange Agreement; the risk that, as a result of adjustments to the Exchange Ratio, Spring Bank stockholders or F-star shareholders could own more or less of the combined organization than is currently anticipated; the risk that the conditions to payment under the Contingent Value Rights Agreements will be not be met and that the contingent value rights thereunder may otherwise never deliver any value to Spring Bank stockholders; and risks associated with the possible failure to realize certain anticipated benefits of the proposed Exchange, including with respect to future financial and operating results. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Spring Bank’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. Spring Bank can give no assurance that the conditions to the Exchange will be satisfied. Except as required by applicable law, Spring Bank undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Important Additional Information Will be Filed with the SEC

In connection with the proposed Exchange, Spring Bank intends to file relevant materials with the SEC, including a registration statement on Form S-4 that will contain a proxy statement/prospectus/information statement. INVESTORS AND STOCKHOLDERS OF SPRING BANK ARE URGED TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPRING BANK, F-STAR, THE EXCHANGE AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Spring Bank with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Spring Bank with the SEC by contacting Spring Bank by mail at Spring Bank Pharmaceuticals, Inc., 35 Parkwood Drive, Suite 210, Hopkinton, Massachusetts 01748, Attention: Corporate Secretary. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Exchange.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

Spring Bank and its directors and executive officers and F-star and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Spring Bank in connection with the Exchange. Information regarding the special interests of these directors and executive officers in the Exchange will be included in the proxy statement/prospectus/information statement referred to above. Additional information about Spring Bank’s directors and executive officers is included in Spring Bank’s Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 14, 2020. These documents are available free of charge at the SEC website (www.sec.gov) and to investors and stockholders from the Corporate Secretary of Spring Bank at the address above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Conference Call Script

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPRING BANK PHARMACEUTICALS, INC.

Date: July 31, 2020	By:	/s/ Martin Driscoll
Martin Driscoll
President and Chief Executive Officer